SCHEDULE 14A INFORMATION

                         Proxy Statement Pursuant to Section 14 (a)
                         of the Securities Exchange Act of  1934

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Trinidad Corporation
                    _______________________________________
                       ( Name of Registrant as Specified in it's Charter)

                                Keith B. Haney
                    _________________________________________
                 ( Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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TRINIDAD CORPORATION
6363 SAN FELIPE, SUITE 105
HOUSTON, TEXAS 77057

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TRINIDAD CORPORATION

The undersigned haveing received notice of the Annual Meeting of the
Shareholders and Proxy Statement dated November 19, 2001, hereby appoints
______________________________________________
or William A. Little III with full power of substitution and revocation to represent the undersigned and to vote all shares of Common Stock of Trinidad
Corporation which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of Corporation to be held at 9:00 A. M. CST on Monday,
December 31, 2001 at Suite 105, 6363 San Felipe, Houston, Texas 77057 and at
any adjournment(s) thereof.

PROPOSALS TO BE VOTED ON:

Proposal One (1); Election of Directors;

FOR [  ]     AGAINST [  ]          M. A. Ecclestone
_______________________________ Other

FOR [  ]     AGAINST [  ]          William A. Little III
_______________________________ Other

FOR [  ]     AGAINST [  ]          Donald E. West
_______________________________ Other

Proposal Two (2): To Approve Board of Directors Cancellation of Illegally
Issued Company Common Stock Issued by the Previous Board of Directors:

FOR [  ]     AGAINST [  ]

Proposal Three (3): The merger of Trinidad Corporation with Alpha
Generation,Inc. and then a three to one reverse split of the Outstanding
Shares of The Common Stock;

FOR [  ]     AGAINST [  ]

Proposal Four (4): To Transact Such Other Business As May Properly Come Before
the Meeting, and at any Adjournment (s) Thereof.

FOR [  ]     AGAINST [  ]

IN HIS DISCRETION, THIS PROXIES IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO
INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE
PROXY UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated _______________________________

_____________________________________
_________________________________________
Print your name as it appears on Certificate

AFFIX YOUR SIGNATURE

TRINIDAD CORPORATION
NOTICE AND PROXY STATEMENT OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 31,2001

The enclosed proxy is solicited by and on behalf of the Board of Directors of
Trinidad Corporation, a Colorado corporation, ( the " Company" ) to be voted on at the Annual Meeting of the Shareholders to be held at 9:00 A. M. CST on
Monday, December 31, 2001 , at 6363 San Felipe, Suite 105, Houston, Texas
77057, and at any or all adjournment(s) of that meeting. The enclosed materials will be mailed to shareholders on or about November 29, 2001.

The matters listed below will considered and voted upon at the meeting:

(1) To elect a Board of Directors consisting of three persons to serve a term of one year until the next shareholders meeting or until their successors are elected and have been qualified.

(2) To approve the Board of Directors cancellation of illegally issued Company
Common Stock by the previous Board of Directors.

(3) To approve the merger of Trinidad Corporation with Alpha Generation, Inc., a privately held Texas corporation and the subsequent three to one reverse split of the outstanding shares of the Common Stock.

(4) To transact  such other business as may properly come before the meeting and of any adjournment thereof.

VOTING OF SECURITIES
The total number of outstanding shares of the Company's Common Stock entitled to vote at the Meeting based upon the shares of Common Stock of record
outstanding at the close of business on October 31, 2001 ( the    " Record
Date" ) is 6,420,473. As of the Record Date the only outstanding shares of the
Company were Common Shares each of which is entitled to one vote on each on any matter to come before the meeting. Officers and Directors who have issued and outstanding Common Stock of the Company have indicated they will vote  "
FOR " all proposals contained in the statement.

ELECTION OF DIRECTORS

The current Board of Directors consists of M. A. Ecclestone, William A. Little
III and Donald E. West. The Board of Directors has nominated three persons to the Board to serve until the Company's 2002 Annual Meeting of Shareholders. If one or more of the nominees is unable to serve or will not serve at the time of the meeting, the shares represented by the Proxies solicited by the Board of Directors will be voted for other nominee (s) designated by the Board of
Directors. A qourum being present, in person or by proxy, is required for the election of any Director.

The following table sets forth the name and age of each nominee to the Board of Directors:

NAME AND ADDRESS                                   AGE

M. A. Ecclestone                                   68
6363 San Felipe
Suite 105
Houston, Texas 77057

William A. Little III                              76
2542 Cliff Drive
Dickinson, Texas 77539

Donald E. West                                     78
1818 Autrey
Suite 2
Houston, Texas 77006

There is no family relationship between any Board Members. All nominees for
Director will hold office until the next Annual Meeting of the Shareholders or until their successors have been elected and qualified or until their death, resignation or removal. The Officers of the Company are elected by the Board of Directors and hold office until their successors are elected and qualified or until their death, resignation or removal.

The following information regarding the principal occupations of the nominees to the Board of Directors covers at least the past five years:

M. A. Ecclestone - presently Director and Secretary of the Company. From
February 2001 to present; head of the Shipping Department of NeuroGenesis,
Inc. , a publicly held  food supplement manufacturer. From October 1995 to
January 2001; with Heakins/Quick Test, Inc., a market survey firm. MS.
Ecclestone attended Sacred Heart College at Ballarat, Victoria, Australia.

William A. Little III - presently President, CEO and a Director of the
Company, a Principal in William A. Little and Company, a privately held
Investment Banking Firm since 1995.  From September 1987 to March 1995 Mr.
Little served as Present and CEO of Medeci Corporation ( now SpectraSource,
Inc. SPCC.OB) a publicly held medical laser developer and manufacturer. Mr.
Little holds a Master of Arts Degree from the University of Arkansas.

Donald E. West - A Licensed Texas Real Estate Broker whose career spans more than forty years in the real state business, including home building, shopping center development, property management and real estate brokerage.

No cash or stock compensation was paid to any Officer or Director of the
Company during the past year.

COMPENSATION PURSUANT TO PLANS

No compensation was paid or distributed pursuant to any plan during the fiscal year ending December 31, 2001. The Company has no qualified  pension plan in existance as of December 31, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Class          Owner Name and Address               Number of shares     % Owned

Common         William A. Little III                    2,500,000          38.94%
               Rte 1, Box 2374
               2542 Cliff Drive
               Dickinson, Texas 77539

Common         Leon D. Hogg Jr.                           864,000          13.46%
               16,900 Lexington Boulevard
               Apartment 1113
               Sugarland, Texas 77479-2365

Common         Deposit Guaranty Insurance Corporation     100,000           1.56%
               P. O. Box 8207
               Baycliff, Texas 77518-8207

Common         Keith B. Haney                              75,000           1.17%
               133 Venture Way
               Salt Lake City, Utah 84115

OWNED BY MANAGEMENT OF COMPANY

Common         William A. Little III                    2,500,000          38.94%

               Donald E. West                                   0              0
               M. A. Ecclestone                                 0              0

SOLICITATION OF PROXIES

The Company will pay the cost of soliciting Proxies. In addition to the solicitation of Proxies by mail, Directors, Officers or Employees of the
Company may, without additional compensation, solicit Proxies personally or by telephone, telegraph or email. Arrangements may also be made with brokerage houses and other custodians, nominees or fiduciaries to forward solicitation material to the owners of shares of record and the Company may reimburse such for reasonable out of pocket expenses incurred by them.

SHAREHOLDER'S PROPOSALS FOR  2001 MEETING

A proposal submitted by a shareholder for the 2001 Meeting of Shareholders of the Company must be received by December 28, 2001 addressed to Trinidad
Corporation, P. O. Box 66824, Houston, Texas 77266-6824, in order to be included on the agenda for that meeting.

                              By Order of the Board of Directors

                              /s/  M. A. Ecclestone /s/

                              M. A. ECCLESTONE
                              SECRETARY

Houston, Texas
November 19, 2001